SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  March 2, 2004
                                 --------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                  Oranco, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                  000-28181                 87-0574491
       --------------          ----------------          ----------------
       (State or other      (Commission File No.)     (IRS Employer I.D. No.)
        Jurisdiction)

                         1981 East 4800 South, Suite 100
                           Salt Lake City, Utah 84117
                           --------------------------
                    (Address of Principal Executive Offices)

                                 (801) 272-9294
                                 --------------
                         (Registrant's Telephone Number)

                                -----------------
          (Former Name or Former Address if changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant

         (a)    Previous independent accountants

                (i) On March 2, 2004,  the  Registrant  dismissed  Sellers &
                    Andersen from its position as the Company's independent accounts.

               (ii) The audit  report of  Sellers & Andersen  LLC,  on March 25,
                    2003, for the year ended December 31, 2002 contained no adverse opinion, disclaimer of opinion or modification of the opinion.

              (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

               (iv) In connection with its audits for the two most recent fiscal years and review of unaudited financial statements through September 30, 2003, there have been no disagreements with Sellers & Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Sellers & Andersen would have caused them to make reference thereto in their report on the financial statements.

               (v) During the two most recent fiscal years and through December 31, 2002, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

               (vi) The Registrant requested that Sellers & Andersen furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

         (b)      New independent accounts

     On February 4, 2004, the Registrant engaged Madson & Associates, CPA's Inc., to audit its financial statements for the year ended December 31, 2003. During the two most recent fiscal years and through December 31, 2003, the Registrant has not consulted with Madson & Associates, CPA's, Inc. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advise was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a )(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


     Exhibit               SEC                    Description of Exhibit
     Number                Reference

         1                 16                    Letter from Sellers & Anderson
                                                            dated March 3, 2004


                                                              SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: March 6, 2004                         Oranco, Inc.




                                                     By: S/ Claudio Gianascio
                                                     ------------------------
                                                         Claudio Gianascio,
                                                         President